UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2010
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

14400 North 87th Street
Scottsdale, Arizona	85260-3649
(Address of principal executive offices)	(Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 22, 2010, the Board of Directors of JDA Software Group, Inc. (the “Company”), pursuant to Delaware General Corporation Law and the bylaws of the Company, approved and adopted Amended and Restated Bylaws (the “Amended Bylaws”).
Advance Notice Provisions
     Among other items, the Board amended existing provisions providing for advance notice of stockholder proposals and director nominations (other than proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”)) to modify the descriptions of timely notice and to expand the disclosure stockholders must provide when submitting proposals and director nominations for consideration.
     Pursuant to the Amended Bylaws, advance notice of stockholder proposals and director nominations must be received by the Secretary of the Company no earlier than the close of business on the 90th day prior to the one year anniversary of the preceding year’s annual meeting and no later than the close of business on the 60th day prior to that date. The notice must include detailed disclosures regarding the proposing stockholder’s identity, ownership and voting interests in Company securities as well as descriptions of all agreements, arrangements and understandings between the proposing stockholder and other stockholders. For director nominations, the notice also must include detailed disclosures regarding any arrangements or understandings, material compensation agreements during the past three years and material relationships between or among the proposing stockholder and the director nominee or any of their respective affiliates.
Bifurcated Dates of Record
     The Board modified provisions for setting record dates for determining stockholders entitled to notice of and stockholders entitled to vote at the annual stockholders’ meeting, allowing for bifurcation of such record dates in accordance with Delaware General Corporation Law.
Indemnification
     The Board modified the Company’s indemnification obligation with respect to employees and agents to make such indemnification permissive rather than mandatory. The Board also amended provisions related to reimbursement and advancement of expenses.
Administrative / Ministerial Provisions
     The Board amended, added or modified a number of other provisions to update and modernize the Company’s bylaws, including the following:
•	Article I — Authorized and specified procedures for holding stockholder meetings by remote communication, giving notice of stockholder meetings by electronic transmission, and voting on stockholder proposals at such meetings by electronic proxy

•	Article II — Authorized and specified procedures for giving notice of Board of Directors meetings and for taking Board action by written consent by electronic transmission

•	Article III — Updated officer titles and duties
     The foregoing description of the Amended Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of JDA Software Group, Inc. (as amended through April 22, 2010)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.
Date: April 28, 2010
	By:	/s/ Hamish N. Brewer
Hamish N. Brewer
President and Chief Executive Officer